Semiannual Report

                       INTERNATIONAL GROWTH & INCOME FUND

                                 APRIL 30, 2001

                                 T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
INTERNATIONAL GROWTH & INCOME FUND
o International markets fell sharply during the 6- and 12-month periods through April: the technology sector was weakest and consumer products, energy, and utilities were strongest.
o The fund's returns in both periods exceeded the performance of the MSCI EAFE Index and Lipper International Funds Average.
o The performance advantage versus the benchmarks was primarily the result of stock selection and our focus on value stocks.
o We expect volatility to subside as interest rate reductions aid corporate bottom lines and earnings expand around the globe.

UPDATES AVAILABLE
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
     Most international markets extended their losses during the six months ended April 30, in spite of a vigorous rally among technology, telecom, and media stocks in April. Your fund's largest industry holdings - in the finance and consumer discretionary sectors - were generally less volatile than the broad market and held up well. Because of our focus on companies with stable earnings and solid fundamental underpinnings, your fund had only modest losses compared with its benchmarks at the midway point of the fund's fiscal year.

PERFORMANCE COMPARISON
----------------------
Periods Ended 4/30/01             6 Months     12 Months
----------------------------------------------------------
International Growth
& Income Fund                       -3.07%        -5.19%
MSCI EAFE Index                     -7.98        -16.17
Lipper International
Funds Average                       -9.48        -18.18
 ..........................................................

     The International Growth & Income Fund lost 3.07% during the past six months and 5.19% over the 12 months ended April 30. While we are never pleased to report negative returns, these results were better than those of our benchmarks. The Morgan Stanley Capital International EAFE (Europe, Australasia, and Far East) Index declined 7.98% and 16.17%, over the last six and 12 months, respectively. Your fund also performed significantly better than the average foreign fund as measured by the Lipper International Funds Average in both periods.

     Most overseas markets tumbled and recovered in concert with the Nasdaq market's wild volatility, an unsettling experience for many investors. Our relatively low exposure to telecom and technology stocks helped to smooth what otherwise was a very bumpy ride. During the down periods, the fund tended to lose less than its benchmarks because of its emphasis on value-oriented securities. On the flip side, in sharply rising market environments, these stocks generally did not appreciate as rapidly as their growth-oriented counterparts.

     One of the most significant trends across global markets during the six-month period was the divergence of value and growth stocks. For example, dividend yield is a common characteristic of value stocks. The highest yielding quintile (one-fifth) in the EAFE gained 12.2% on average, while the lowest yielding quintile lost 13.5% in the same span. Your fund primarily invests in mature companies that typically pay a dividend. The fund's yield at April 30 stood at approximately 2.5%, significantly more than the 1.8% payout for stocks in the EAFE. A similar comparison can be made using the price/book value (P/BV) ratio. Over the last six months, EAFE stocks in the highest quintile of P/BV ratios (generally considered representative of growth stocks) lost 14.1% on average, while value stocks from the lowest quintile lost just 3.5% on average. Our emphasis on sound fundamentals and above-average dividends significantly helped your fund's relative performance.


MARKET PERFORMANCE
------------------
Six Months                   Local        Local Currency         U.S.
Ended 4/30/01             Currency      vs. U.S. Dollars      Dollars
---------------------------------------------------------------------
France                     -10.87%                 4.60%       -6.77%
Germany                    -12.25                  4.60        -8.22
Hong Kong                   -4.50                  0.00        -4.50
Italy                       -9.62                  4.60        -5.46
Japan                       -0.48                -11.61       -12.04
Mexico                      -3.64                  3.48        -0.29
Netherlands                 -9.49                  4.59        -5.33
Norway                      -2.17                  2.05        -0.16
Sweden                     -23.69                 -2.44       -25.55
Switzerland                 -7.34                  3.65        -3.96
United Kingdom              -5.07                 -1.46        -6.46

Source: RIMES Online, using MSCI indices.


     Firms throughout Europe have increasingly emphasized cost containment measures and are improving their shareholder reporting and communications efforts. Additionally, many of the well-established firms that we view as potential investment candidates have started imple- menting U.S.-style performance-based compensation structures for top management. This positive backdrop, coupled with widespread deregulation and consolidation initiatives, has increased the number of potential investment oppor-tunities in the region.

     In Tokyo, blue chip stocks, led by the banking and tech sectors, have rallied since reformist Prime Minister Junichiro Koizumi unexpectedly won a recent election. Despite continued economic weakness, recent gains narrowed the Japanese market's six-month loss to less than one percent in local currency. However, after factoring in currency exchange, the Japanese market fell 12% in U.S. dollars since October.

PORTFOLIO REVIEW

    The following table was depicted as a pie chart in the printed material.

               Europe                 69%
               Japan                  15%
               Far East                5%
               Latin America           3%
               Others and Reserves     8%

       Based on net assets as of 4/30/01.
       Source: RIMES Online, using MSCI structure for regional breakdown.

     European holdings accounted for 69% of the portfolio at the end of April, which was relatively unchanged since last October. At 21% of assets, the United Kingdom remains the portfolio's largest single-country allocation. Our weighting in Japan stands at 15%, down from 17% six months ago, largely resulting from market depreciation. Over the last six months, your fund's holdings in the Far East were trimmed to 5% from 8%, and commitments in Latin America remained steady at 3% of assets.

     In light of the fund's conservative growth and income strategy, we continue to favor and significantly overweight the fundamentally sound and dividend-rich financial sector. These stocks also tend to generate solid performance in a falling interest rate environment, such as we've seen in the U.S. and Europe. Strong results and restructuring helped Europe's banking sector rise modestly, but in Japan, bankruptcies reached record levels and the sector was a detractor to performance.

     A key ingredient in your fund's better-than-average performance was stock selection. Allowing for currency conversion for U.S. investors, the fund lost less than the U.K., Japanese, French, and German markets in the six-month period ended April 30. In each of these four countries, which combined account for almost half (47%) of assets, value-oriented stocks generated better performance than their growth-oriented counterparts.

Europe

INDUSTRY DIVERSIFICATION
------------------------
                                           Percent of Net Assets
                                           10/31/00      4/30/01
-----------------------------------------------------------------
Financials                                   27.1%        28.7%
Consumer Discretionary                       14.7         14.4
Industrials                                  10.6         10.7
Materials                                     7.8          8.2
Consumer Staples                              7.1          7.4
Energy                                        5.2          7.2
Utilities                                     5.6          6.0
Health Care                                   6.3          5.6
Information Technology                        6.6          5.1
Telecommunication Services                    5.2          3.9
All Other                                     0.3          0.3
Reserves                                      3.5          2.5
 .................................................................
Total                                       100.0%       100.0%

Note: MSCI, which establishes benchmark industry groupings, recently revamped and expanded its industry-category designations. For comparative purposes, we have presented October's industry diversification in accordance with the new methodology.

     Stocks in the United Kingdom rallied follow-ing the Bank of England's quarter-point interest rate cut in the first half of April. Similarly, most stock markets throughout Europe posted substantial gains in the closing weeks of the reporting period. We view the fiscal stimulus packages being implemented in France (12% of assets) and Spain (5%) as positives that should help to reinvigorate long-term growth.

     Financial stocks are the portfolio's largest weighting. In Europe, Swiss Re (Switzerland), ING Groep (Netherlands), and Svenska Handelsbanken (Sweden) are several large holdings. Abbey National and Halifax Group, a pair of U.K bank holdings, posted good results. However, financial stocks with exposure to the declining equity markets, such as Zurich Financial Services and Vontobel Holdings in Switzerland, were poor performers. This sector expanded to 29% of the portfolio, from a 27% allocation six months ago, and is diversified across 57 holdings.

     Aventis, a leading drug manufacturer and the fund's largest holding in France, recently reported excellent first-quarter results. The firm's core business sales expanded 18%, gross margins widened to 70%, and per share earnings climbed 65% compared to the same quarter last year. U.K.-based GlaxoSmithKline, formed through the merger of drug company giants Glaxo Wellcome and SmithKline Beecham, also posted solid first-quarter results. The company reported a 16% year-over-year revenue increase, pretax profit expansion of 19%, and a 22% earnings-per-share gain. GSK management says merger savings are in line with expectations and the firm is on pace to meet its earnings-growth targets.

     We added to our holdings in the energy sector, the fund's best performing industry group this year and last. Blue chip energy stocks BP Amoco, Shell Transport & Trading, and TotalFinaElf are three of your fund's five largest holdings. The Italian oil company ENI and the Spanish oil firm Repsol were the standout performers in this sector. Energy stocks currently account for more than 7% of assets, up from 5% six months ago.

     Consumer product companies also performed well as investors focused on defensive issues that should hold up in the face of economic weakness. Your fund had significant holdings in food and beverage stocks, which performed well. U.K.-based Diageo (which owns Pillsbury) and the French company Pernod-Ricard, a producer of wines and spirits, both provided solid gains. Information technology stocks, while still significantly below their all-time highs, rallied nicely off lows recorded in early April.

     In the telecom sector, our emphasis on value-steeped, leading national providers including British Telecommunications, Deutsche Telekom, France Telecom, and Telefonica (of Spain) helped buoy the fund's performance in the latter portion of the reporting period. However, several portfolio holdings including French telecommunications manufacturer Alcatel and U.K.-based diversified electronics company Spirent have declined significantly since their inclusion in the portfolio.

Japan and the Far East
     Three of the portfolio's 10 largest stocks are based in Japan: Sony and Honda Motor, a pair of well-known consumer discretionary product manufacturers, and NEC, a leading electronics supplier in the information technology sector. Japanese stocks hurt the portfolio's performance more than any other country over the last six months. In general, our Japanese holdings have less of a value tilt than the rest of the portfolio because we are skeptical that the restructuring forces that favor value investing exist in Japan today. Nonetheless, we remain constructive on Japan's financial sector, and banking and brokerage holdings Mizuho Holdings, Nomura Securities, and Sumitomo Mitsui Bank.

     In general, we found new buying opportunities in the Far East at about the same pace as our liquidations. However, because of the speculative nature of investing in the region, the potential for political upheaval, and the paucity of seasoned dividend-paying companies, we will likely continue to underweight the Far East. Hutchison Whampoa and Cheung Kong Holdings, a pair of seasoned Hong Kong-based diversified conglomerates, and Hang Seng Bank are several of the fund's largest holdings in Asia.

Latin America
     Latin America was the best-performing region for the fund, but was and is likely to remain a very small weighting in the portfolio. Besides containing a relatively small portion of the world's publicly traded markets, uncertainties about Argentina's solvency and its new currency plan have heightened volatility. Much of Latin America's market capitalization is made up of telecommunications stocks, which produced mixed results in the period. Telefonos de Mexico (Telmex), the leading telephone company in Mexico, actually rose, while Telebras, which represents shares in many other telecom stocks in Brazil, fell sharply.

     Mexico, at 1.8% of assets, is home to the lion's share of our modest 3% allocation south of the border. Cemex and Kimberly-Clark de Mexico, a pair of Mexican materials industry manufacturers, account for almost one-third of our assets in the region. Latin American markets usually perform best when the U.S. economy is healthy because exports to the U.S. represent the majority of their revenues. That's especially true for Mexican stocks and less so for Brazil's market, which is still extremely sensitive to local and regional crises.

OUTLOOK

     Profit warnings, earnings shortfalls, and lowered revenue expectations were the rule rather than the exception in the latest reporting period. In the wake of the Bank of England's widely anticipated quarter-point interest rate reduction, the European Central Bank (ECB) announced its own surprise quarter-point cut in the first part of May. The ECB had refused to cut interest rates in concert with many of the world's other central banks, raising concerns about its resolve to reinvigorate the region's economic growth. The latest fiscal policy easing, the second in its brief two-year history, sends a very positive and bullish message to the European markets.

     The Japanese economic structure is frail. Latest consumer data suggest that the zero-interest-rate policy will likely remain in force for the intermediate term, and the country's prospects for a near-term economic recovery are weak. As well, the weight of political and fiscal policy evidence lead us to believe the yen will continue to be weak compared with the U.S. dollar for at least the next six months. However, there have been several recent positive events that lead us to be more optimistic than at any time in the recent past. The newly elected reformist prime minister should help boost investor sentiment. The new government plans to effect a financial restructuring that is long overdue and desperately needed. In Latin America, progress with banking reform in Mexico and fiscal reform in Brazil are improving the region's ability to withstand economic slowdowns in the U.S.

     In the face of volatility and uncertainty around the world, the International Growth & Income Fund's investment strategy remains unchanged. We seek companies with established businesses selling at low valuations that offer the opportunity for appreciation. Because of the fund's conservative focus, our investments are primarily concentrated in developed markets, and our holdings are broadly diversified across many markets, sectors, and securities. With its value orientation, we believe the fund provides a vehicle for investors to diversify their portfolios abroad with a somewhat lower risk profile than that of a purely growth-oriented fund. We remain optimistic about the fund's prospects in the months and years ahead.

Respectfully submitted,

/s/

John R. Ford
President, T. Rowe Price International Funds, Inc.

May 25, 2001

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
-------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
                                                                   Percent of
                                                                   Net Assets
                                                                      4/30/01
-------------------------------------------------------------------------------
BP Amoco, United Kingdom                                                 2.2%
Shell Transport & Trading, United Kingdom                                1.5
Aventis, France                                                          1.4
TotalFinaElf, France                                                     1.2
Sony, Japan                                                              1.1
 ...............................................................................
Hutchison Whampoa, Hong Kong                                             0.9
NEC, Japan                                                               0.9
GlaxoSmithKline, United Kingdom                                          0.9
Honda Motor, Japan                                                       0.9
AstraZeneca Group, United Kingdom                                        0.9
 ...............................................................................
Telefonica, Spain                                                        0.9
Swiss Re, Switzerland                                                    0.9
Reed International, United Kingdom                                       0.9
ING Groep, Netherlands                                                   0.8
ABB, Switzerland                                                         0.8
 ...............................................................................
Svenska Handelsbanken, Sweden                                            0.8
Spirent, United Kingdom                                                  0.8
Holderbank Financiere Glarus, Switzerland                                0.8
Hitachi, Japan                                                           0.8
Toshiba, Japan                                                           0.8
 ...............................................................................
Societe Generale, France                                                 0.8
JUSCO, Japan                                                             0.8
Tesco, United Kingdom                                                    0.7
Deutsche Bank, Germany                                                   0.7
British Telecommunications, United Kingdom                               0.7
 ...............................................................................
Total                                                                   23.9%

Note: Table excludes reserves.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
-------------------------------------------------------------------------------
PERFORMANCE COMPARISON
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


   The following table was depicted as a line graph in the printed material.

                                              INTERNATIONAL GROWTH
                           MSCI EAFE INDEX        INCOME FUND
                           ---------------        -----------
            12/21/98           10000                 10000
            4/30/99            10560                 10750
            4/30/00            12056                 11407
            4/30/01            10107                 10814

AVERAGE ANNUAL COMPOUND TOTAL RETURN
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                             Since    Inception
Periods Ended 4/30/01                         1 Year     Inception         Date
-------------------------------------------------------------------------------
International Growth & Income Fund           -5.19%        3.38%       12/21/98
 ...............................................................................
   Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
                                               6 Months        Year   12/21/98
                                                  Ended       Ended    Through
                                                4/30/01    10/31/00   10/31/99
NET ASSET VALUE
Beginning of period                           $  10.75    $  11.00   $  10.00
 ...............................................................................
Investment activities
  Net investment income (loss)                    0.05*       0.14*      0.16*
  Net realized and unrealized gain (loss)        (0.35)       0.03**     0.84
 ...............................................................................
  Total from investment activities               (0.30)       0.17       1.00
Distributions
  Net investment income                          (0.13)      (0.19)          -
  Net realized gain                              (0.64)      (0.23)          -
 ...............................................................................
  Total distributions                            (0.77)      (0.42)          -
 ...............................................................................
NET ASSET VALUE
 ...............................................................................
End of period                                 $   9.68    $  10.75   $  11.00

RATIOS/SUPPLEMENTAL DATA
Total return++                                  (3.07)%*     1.43%*    10.00%*
 ...............................................................................
Ratio of total expenses to average net assets    1.25%+*     1.25%*     1.25%+*
 ...............................................................................
Ratio of net investment income
(loss) to average net assets                     1.00%+*     1.24%*     1.87%+*
 ...............................................................................
Portfolio turnover rate                           10.0%+      32.2%      35.8%+
Net assets, end of period (in thousands)      $   9,960   $  10,118  $   9,776
 ...............................................................................

++ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
+    Annualized
* Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 10/31/02.
** The amount presented is calculated pursuant to a methodology prescribed by the Securities and Exchange Commission for a share outstanding throughout the period. This amount is inconsistent with the fund's aggregate gains and losses because of the timing of sales and redemptions of fund shares in relation to fluctuating market values for the investment portfolio.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

PORTFOLIO OF INVESTMENTS                                 Shares        Value
                                                               In thousands
ARGENTINA  0.1%

Common Stocks  0.1%
Grupo Financiero Galicia ADR (USD)                          924   $      14
 ..............................................................................
Total Argentina (Cost $15)                                               14
 ..............................................................................

AUSTRALIA  2.8%

Common Stocks  2.8%
Australia & New Zealand Banking Group                     5,900          42
Coles Myer                                                7,500          26
Lion Nathan (NZD)                                         6,400          14
Normandy Mining                                          39,000          19
Nufarm                                                   10,000          15
Pacific Dunlop                                            7,941           5
Publishing & Broadcasting                                 5,800          31
Rio Tinto                                                 2,000          38
Santos                                                   11,400          39
Westfield Trust                                          13,700          22
Westpac Banking                                           3,800          25
 ..............................................................................
Total Australia (Cost $319)                                             276
 ..............................................................................

AUSTRIA  0.4%

Common Stocks  0.4%
Brau-Union (EUR)                                            600          23
EVN (EUR)                                                   600          18
 ..............................................................................
Total Austria (Cost $61)                                                 41
 ..............................................................................

BELGIUM  1.1%

Common Stocks  1.1%
Dexia (EUR)                                                 300          47
Electrabel (EUR)                                            130          29
Solvay (EUR)                                                700          36
 ..............................................................................
Total Belgium (Cost $147)                                               112
 ..............................................................................

BRAZIL  0.8%

Common Stocks  0.8%
Companhia Vale do Rio Doce ADR (USD)                      1,300   $      30
Petroleo Brasileiro (Petrobras) ADR (USD)                 1,300          32
Tele Norte Leste Participacoes ADR (USD) *                   35           1
Telebras ADR (USD)                                          300          15
 ..............................................................................
Total Brazil (Cost $74)                                                  78
 ..............................................................................

CHILE  0.4%

Common Stocks  0.4%
Banco Santiago ADR (USD)                                  1,000          21
Enersis ADR (USD)                                           902          15
 ..............................................................................
Total Chile (Cost $38)                                                   36
 ..............................................................................

DENMARK  0.5%

Common Stocks  0.5%
Danisco                                                     840          29
Tele Danmark                                                600          23
 ..............................................................................
Total Denmark (Cost $77)                                                 52
 ..............................................................................

FINLAND  0.8%

Common Stocks  0.8%
Kesko (EUR)                                               3,550          30
Stora Enso                                                4,000          45
 ..............................................................................
Total Finland (Cost $117)                                                75
 ..............................................................................

FRANCE  12.3%

Common Stocks  12.3%
Accor (EUR)                                               1,000          43
Alcatel (EUR)                                             1,500          49
Assurances Generales de France (EUR)                        940          56
Aventis (EUR)                                             1,380         107
Aventis (DAX Exchange) (EUR)                                412          32

AXA ADR                                                   1,000   $      59
BNP Paribas (EUR)                                           400          36
Compagnie de Saint-Gobain (EUR)                             310          47
France Telecom ADR (USD)                                    500          36
Fromageries (EUR)                                            40          18
Groupe Danone (EUR)                                         400          52
LVMH (EUR)                                                  400          25
Pechiney (EUR)                                              800          42
Pernod-Ricard (EUR)                                         800          55
Pinault Printemps Redoute (EUR)                             240          41
Renault (EUR)                                             1,000          51
Schneider Electric (EUR)                                    700          48
Societe Generale (EUR) *                                  1,200          77
Suez Lyonnaise des Eaux (EUR)                               400          59
Technip (EUR)                                               460          72
TotalFinaElf (EUR)                                          399          59
TotalFinaElf ADR (USD)                                      800          60
Valeo (EUR)                                                 600          28
Vivendi Universal (EUR)                                   1,000          69
 ..............................................................................
Total France (Cost $1,168)                                            1,221
 ..............................................................................

GERMANY  8.9%

Common Stocks  8.9%
Altana (EUR)                                                560          67
AMB Aachner & Muenchener Beteiligungs (EUR)                 400          46
AXA Colonia Konzern (EUR)                                   420          45
B.U.S. Berzelius Umwelt-Service (EUR)                     2,000          17
BASF (EUR)                                                1,010          43
Bayer (EUR)                                               1,300          55
Bayerische Hypo-und Vereinsbank (EUR)                       500          28
Celanese (EUR)                                               55           1
DaimlerChrysler (USD)                                       900          44
Deutsche Bank (EUR)                                         910          74
Deutsche Lufthansa (EUR)                                  1,210          23
Deutsche Telekom ADR (USD)                                1,300          33

Dresdner Bank (EUR)                                       1,140   $      52
E.On (EUR)                                                1,400          71
Epcos (EUR)                                                 500          32
Heidelberger Zement (EUR)                                   600          32
HEW-Hamburgische Electricitaets- Werke (EUR)              2,100          49
Linde (EUR)                                                 900          41
Man (EUR)                                                 1,600          44
RWE (EUR)                                                 1,200          47
Siemens (EUR)                                               600          44
 ..............................................................................
Total Germany (Cost $940)                                               888
 ..............................................................................

HONG KONG  3.0%

Common Stocks  3.0%
Cheung Kong Holdings                                      6,000          67
Hang Seng Bank                                            4,000          47
Hong Kong Electric Holdings                              21,000          72
Hutchison Whampoa                                         8,800          94
Yue Yuen Industrial                                      13,000          24
 ..............................................................................
Total Hong Kong (Cost $223)                                             304
 ..............................................................................

ITALY  3.8%

Common Stocks  3.8%
Assicurazioni Generali (EUR)                              2,000          65
Banca Commerciale Italiana (EUR)                          5,900          32
Benetton Group (EUR)                                     26,200          39
ENI SPA ADR (USD)                                           700          48
Istituto Nazionale delle Assicurazioni (EUR) *           18,015          49
Parmalat Finanziaria (EUR)                               39,000          55
San Paolo IMI ADR                                         1,400          40
San Paolo-IMI (EUR)                                         306           4
Seat Pagine Gialle (EUR) *                                  229           0
Telecom Italia (EUR)                                      4,100          46
 ..............................................................................
Total Italy (Cost $387)                                                 378
 ..............................................................................

JAPAN  14.7%

Common Stocks  14.7%
Dai Nippon Printing                                       4,000   $      54
Denso                                                     2,000          39
Hitachi ADR (USD)                                           800          79
Honda Motor ADR (USD)                                     1,100          91
JUSCO                                                     3,000          75
Kao                                                       1,000          25
Kuraray                                                   4,000          29
Kyocera                                                     600          57
Makita                                                    4,000          26
Marui                                                     3,000          41
Matsushita Electric Industrial                            3,000          50
Mitsui                                                    5,000          29
Mizuho Holdings                                              11          68
NEC                                                       5,000          91
Nippon Express                                           10,000          50
Nippon Telegraph & Telephone ADR (USD)                    1,200          39
Nomura Securities                                         3,000          63
Sekisui House                                             6,000          52
Sony ADR (USD)                                            1,400         107
Sumitomo Chemicals                                        8,000          43
Sumitomo Marine & Fire Insurance                         11,000          67
Sumitomo Mitsui Bank                                      7,000          65
Takeda Chemical Industries                                1,000          48
TDK ADR (USD)                                               500          30
Terumo                                                    3,000          60
Toshiba                                                  12,000          79
Wacoal                                                    1,000          10
 ..............................................................................
Total Japan (Cost $1,726)                                             1,467
 ..............................................................................

MEXICO  1.8%

Common Stocks  1.8%
America Movil ADR (USD) *                                   600          11
Banacci                                                  39,000          71

Cemex Participating Certificates
     (Represents 2 Series A and 1 Series B shares)        6,279   $      29
 ..............................................................................
Femsa UBD Units
     (Represents 1 Series B and 4 Series D shares)        8,000          31
 ..............................................................................
Kimberly-Clark de Mexico (Class A)                        7,000          19
Telefonos de Mexico (Telmex) (Class L) ADR (USD)            600          21
 ..............................................................................
Total Mexico (Cost $121)                                                182
 ..............................................................................

NETHERLANDS  5.8%

Common Stocks  5.8%
ABN Amro Holdings ADR (USD)                               2,900          58
Akzo Nobel (EUR)                                          1,700          71
CSM (EUR)                                                 2,200          47
DSM (EUR)                                                 1,200          44
Fortis (EUR)                                              1,700          44
Hagemeyer (EUR)                                           1,600          32
ING Groep (EUR)                                           1,200          82
OCE (EUR)                                                 1,300          15
Philips Electronics ADR (USD)                             1,964          61
Royal Dutch Petroleum ADR (USD)                             800          48
Telegraaf Holdings (EUR)                                  3,000          53
Vendex KBB (EUR)                                          2,000          28
 ..............................................................................
Total Netherlands (Cost $724)                                           583
 ..............................................................................

NORWAY  1.4%

Common Stocks  1.4%
Norsk Hydro                                               1,200          52
Orkla                                                     3,085          57
Storebrand                                                4,900          32
 ..............................................................................
Total Norway (Cost $122)                                                141
 ..............................................................................

SINGAPORE  1.6%

Common Stocks  1.6%
DBS Group Holdings                                        5,815          51

Singapore Airlines                                        5,000   $      40
Singapore Land                                           16,000          29
United Overseas Bank                                      6,336          42
 ..............................................................................
Total Singapore (Cost $154)                                             162
 ..............................................................................

SPAIN  4.6%

Common Stocks  4.6%
Banco Bilbao Vizcaya Argentaria (EUR)                     5,000          71
Banco Santander Central Hispanos ADR (USD)                4,000          39
Endesa ADR (USD)                                          3,900          66
Grupo Dragados (EUR)                                      5,100          63
Iberdrola (EUR)                                           3,000          44
Repsol ADR (USD)                                          2,500          46
St. Gobain Cristaleria EUR                                  740          39
Telefonica ADR (USD) *                                    1,771          89
 ..............................................................................
Total Spain (Cost $476)                                                 457
 ..............................................................................

SWEDEN  2.4%

Common Stocks  2.4%
Autoliv                                                   1,500          30
Electrolux                                                4,000          66
Nordea                                                   10,163          61
Svenska Handelsbanken                                     5,400          81
 ..............................................................................
Total Sweden (Cost $264)                                                238
 ..............................................................................

SWITZERLAND  5.9%

Common Stocks  5.9%
ABB                                                       1,134          82
Clariant *                                                  125          35
Credit Suisse Group                                         250          47
Hero                                                        300          35
Holderbank Financiere Glarus                                 70          79
Schindler Holdings                                           40          62
Swiss Re                                                     45          89

Syngenta *                                                   22   $       1
Syngenta ADR (USD) *                                        124           1
UBS                                                         320          49
Vontobel Holdings *                                          30          55
Zurich Financial Services                                   139          49
 ..............................................................................
Total Switzerland (Cost $658)                                           584
 ..............................................................................

UNITED KINGDOM  21.1%

Common Stocks  21.1%
Abbey National                                            3,100          55
Associated British Foods                                  8,008          51
AstraZeneca Group                                           908          42
AstraZeneca Group ADR (USD)                               1,000          48
Bank of Scotland                                          3,800          44
Barclays                                                  1,092          35
Bass                                                      4,200          46
BG Group                                                  6,044          24
BP Amoco ADR (USD)                                        4,000         216
British Aerospace                                        10,000          48
British Telecommunications ADR (USD)                        900          73
Cadbury Schweppes ADR (USD)                               2,100          52
Corus Group                                              50,000          51
Diageo ADR (USD)                                          1,500          63
FKI                                                      20,000          67
GKN                                                       3,700          40
GlaxoSmithKline PLC (USD)                                 1,700          91
Halifax Group                                             3,700          42
Hilton Group                                              8,000          25
HSBC Holdings                                             4,800          63
Imperial Chemical ADR (USD)                               2,500          60
Kingfisher                                                8,000          52
Lattice Group                                             6,044          11
Pearson                                                   2,500          53
Powergen                                                  6,400          65

Railtrack Group                                           2,500   $      18
Reed International                                        9,000          89
Rentokil Initial                                         15,000          41
Rolls Royce                                              18,000          55
Royal & Sun Alliance                                      6,181          44
Shell Transport & Trading ADR (USD)                       3,000         150
Slough Estates                                            9,000          48
Spirent                                                  13,500          80
Tesco                                                    21,000          75
Tomkins ADR (USD)                                         3,500          31
United Utilities                                          5,700          49
 ..............................................................................
Total United Kingdom (Cost $2,249)                                    2,097
 ..............................................................................

UNITED STATES  3.3%

Common Stocks  3.3%
iShares MSCI France                                       2,400          53
iShares MSCI Germany                                      2,900          51
iShares MSCI Japan                                        5,200          59
iShares MSCI Netherlands                                  1,200          25
iShares MSCI Switzerland                                  1,700          24
iShares MSCI United Kingdom                               3,300          55
Pharmacia                                                 1,190          62
 ..............................................................................
Total United States (Cost $327)                                         329
 ..............................................................................

SHORT-TERM INVESTMENTS  2.0%

Money Market Funds 2.0%
T. Rowe Price Reserve Investment Fund, 5.18% #          197,741         198
 ..............................................................................
Total Short-Term Investments (Cost $198)                                198
 ..............................................................................

Total Investments in Securities
99.5% of Net Assets (Cost $10,585)                                $   9,913
 ..............................................................................
Other Assets Less Liabilities                                            47
 ..............................................................................
NET ASSETS                                                        $   9,960
 ..............................................................................

     *  Non-income producing
     #  Seven-day yield
   ADR  American depository receipt
   NZD  New Zealand dollar
   USD  U.S. dollar
   EUR  Euro

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

STATEMENT OF ASSETS AND LIABILITIES                                In thousands

ASSETS
Investments in securities, at value (cost $10,585)                   $   9,913
Securities lending collateral                                              415
Other assets                                                               139
 ...............................................................................
Total assets                                                            10,467
 ...............................................................................

LIABILITIES
Obligation to return securities lending collateral                         415
Other liabilities                                                           92
 ...............................................................................
Total liabilities                                                          507
 ...............................................................................
NET ASSETS                                                           $   9,960
 ...............................................................................

NET ASSETS CONSIST OF:
Accumulated net investment income - net of distributions             $      44
Accumulated net realized gain/loss - net of distributions                    9
Net unrealized gain (loss)                                                (673)
Paid-in-capital applicable to 1,029,289 shares of
$0.01 par value capital stock outstanding; 2,000,000,000
shares of the Corporation authorized                                    10,580
 ...............................................................................
NET ASSETS                                                           $   9,960
 ...............................................................................
NET ASSET VALUE PER SHARE                                            $    9.68

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS                                            In thousands
                                                                      6 Months
                                                                         Ended
                                                                       4/30/01
Investment Income (Loss)
Income
  Dividend (net of foreign taxes of $13)                             $     102
  Interest                                                                  10
  Securities lending                                                         1
 ...............................................................................
  Total income                                                             113
 ...............................................................................
Expenses
  Custody and accounting                                                    68
  Shareholder servicing                                                     14
  Registration                                                              12
  Legal and audit                                                            7
  Prospectus and shareholder reports                                         4
  Directors                                                                  3
  Miscellaneous                                                              2
  Reimbursed by manager                                                    (47)
 ...............................................................................
  Total expenses                                                            63
Net investment income (loss)                                                50

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
  Securities                                                                 6
  Foreign currency transactions                                             (1)
  Net realized gain (loss)                                                   5
 ...............................................................................
Change in net unrealized gain or loss
  Securities                                                              (376)
  Other assets and liabilities
  denominated in foreign currencies                                         (1)
 ...............................................................................
  Change in net unrealized gain or loss                                   (377)
 ...............................................................................
Net realized and unrealized gain (loss)                                   (372)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $    (322)
 ...............................................................................

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
-------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS                                In thousands
                                                         6 Months         Year
                                                            Ended        Ended
                                                          4/30/01     10/31/00
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net investment income (loss)                          $      50    $     131
  Net realized gain (loss)                                      5          729
  Change in net unrealized gain or loss                      (377)        (739)
 ...............................................................................
  Increase (decrease) in net assets from operations          (322)         121
 ...............................................................................
Distributions to shareholders
  Net investment income                                      (126)        (170)
  Net realized gain                                          (598)        (206)
 ...............................................................................
  Decrease in net assets from distributions                  (724)        (376)
 ...............................................................................
Capital share transactions *
  Shares sold                                               8,637       10,074
  Distributions reinvested                                    679          354
  Shares redeemed                                          (8,428)      (9,831)
 ...............................................................................
  Increase (decrease) in net assets from capital
  share transactions                                          888          597
 ...............................................................................
NET ASSETS
Increase (decrease) during period                            (158)         342
Beginning of period                                        10,118        9,776
 ...............................................................................
End of period                                           $   9,960    $  10,118
 ...............................................................................
*Share information
  Shares sold                                                 889          901
  Distributions reinvested                                     67           32
  Shares redeemed                                            (868)        (881)
 ...............................................................................
    Increase (decrease) in shares outstanding                  88           52

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE INTERNATIONAL GROWTH & INCOME FUND
--------------------------------------------------------------------------------
Unaudited                                                        April 30, 2001

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 21, 1998. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102%-105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. At April 30, 2001, the value of loaned securities was $403,000; aggregate collateral consisted of $415,000 in the securities lending collateral pool.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $817,000 and $492,000, respectively, for the six months ended April 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income

     At April 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $10,585,000. Net unrealized loss aggregated $673,000 at period-end, of which $837,000 related to appreciated investments and $1,510,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of dividend and interest income.

NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group.The investment management agreement between the fund and the manager provides for an annual investment management fee. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage, and extraordinary expenses, through 2002, which would cause the fund's ratio of expenses to average net assets to exceed 1.25%. Thereafter, through 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of expenses to average net assets to exceed 1.25%. Pursuant to this agreement, $34,000 of management fees were not accrued by the fund for the 6 months ended April 30, 2001, and $47,000 of other fund expenses were borne by the manager. At April 30, 2001, unaccrued fees and other expenses in the amount of $361,000 remain subject to reimbursement by the fund through 2002, and $81,000 through 2004.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $62,000 for the six months ended April 30, 2001, of which $10,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment man- agement fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2001, totaled $9,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
INVESTMENT SERVICES AND INFORMATION

  KNOWLEDGEABLE SERVICE REPRESENTATIVES

  BY PHONE 1-800-225-5132  Available Monday through Friday from
  7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET.
  IN PERSON  Available in T. Rowe Price Investor Centers.

  ACCOUNT SERVICES

  CHECKING  Available on most fixed-income funds ($500 minimum).
  AUTOMATIC INVESTING  From your bank account or paycheck.
  AUTOMATIC WITHDRAWAL  Scheduled, automatic redemptions.
  DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions. AUTOMATED 24-HOUR SERVICES Including Tele*Access(R)and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com

  BROKERAGE SERVICES*

  INDIVIDUAL INVESTMENTS Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

  INVESTMENT INFORMATION

  COMBINED STATEMENT Overview of all your accounts with T. Rowe Price. SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.
  T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.
  PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results. INSIGHTS Educational reports on investment strategies and financial markets. INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
  Diversifying Overseas: A Guide to International Investing, Personal
  Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

  * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
  ** Based on a January 2001 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------
STOCK FUNDS

DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value

BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced
Bond Funds
Domestic Taxable
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC TAX-FREE
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS
STOCK
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery*
International Equity Index
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND
Emerging Markets Bond
International Bond

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
Blue Chip Growth Portfolio
Equity Income Portfolio
Equity Index 500 Portfolio
Health Sciences Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced Portfolio
Prime Reserve Portfolio

*    Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including risks, fees, and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

For the hearing impaired,
call: 1-800-367-0763

Internet address:
www.troweprice.com

Plan Account Lines for
retirement plan participants:
The appropriate 800 number
appears on your retirement
account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus
appropriate to the fund or funds
covered in this report.

Investor Centers:
For directions,
call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

Baltimore Area
Downtown
105 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Chicago Area
1900 Spring Road, Suite 104
Oak Brook
Opening June 2001

Colorado Springs
2260 Briargate Parkway

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C. Area
Downtown
900 17th Street N.W.
Farragut Square
Tysons Corner
1600 Tysons Boulevard
Suite 150
Opening July 2001

T. Rowe Price Investment Services, Inc., Distributor.         F127-051  4/30/01